UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 30, 2014

DFC Global Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50866	23-2636866
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1436 Lancaster Avenue, Suite 300, Berwyn, Pennsylvania		19312
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	610-296-3400

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On January 30, 2014, DFC Global Corp. (the "Company") announced its financial results for the three and six months ended December 31, 2013 and certain other information. A copy of the press release announcing these financial results and certain other information is attached hereto as Exhibit 99.1. The information in Item 2.02 and Exhibit 99.1 to this Current Report on Form 8-K is furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Furthermore, the information in Item 2.02 and Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended. The disclosure in Item 2.02 and Exhibit 99.1 to this Form 8-K of any financial information shall not constitute an admission that such information is material.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release issued by DFC Global Corp. on January 30, 2014.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DFC Global Corp.

January 30, 2014	By:	/s/ William M. Athas

Name: William M. Athas
Title: Senior Vice President of Finance, Chief Accounting Officer and Corporate Controller

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Exhibit Index

Exhibit No.	Description

99.1	Press Release Dated January 30, 2014